Exhibit 10.4
EXECUTION VERSION

AMENDMENT NO. 2 dated as of April 6, 2020 (this “Amendment”), to the CREDIT AGREEMENT dated as of November 19, 2019 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GANNETT CO., INC. (formerly New Media Investment Group Inc.), a Delaware corporation (“Holdings”), GANNETT HOLDINGS LLC (formerly Arctic Holdings LLC), a Delaware limited liability company (the “Borrower”), each Guarantor party thereto, the Lenders from time to time party thereto, Cortland Products Corp. (“Cortland”), as Collateral Agent for the Lenders, and Cortland, as Administrative Agent for the Lenders. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and
WHEREAS the undersigned Lenders are willing to amend such provisions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Amendment.
(a)     Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:
““Permitted Rights Agreement” means that certain Rights Agreement, to be dated on or around April 6, 2020 (as the same may be amended, restated, supplemented or otherwise modified in a manner that is not adverse to the interests of the Agents and the Lenders), entered into by Holdings and approved by the Board of Directors of Holdings, pursuant to or in accordance with which Holdings may issue, by dividend or otherwise, to the holders of its common stock purchase rights for the purchase of shares of common stock, preferred stock or other Equity Interests upon the occurrence of specified events, which stockholder rights agreement contains customary terms and conditions (including the right of Holdings to redeem such purchase rights for nominal consideration) for

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stockholders rights agreements of this type, together with all agreements, filings and other documentation customarily entered into or delivered in connection with such a rights agreement.”
(b)     The definition of the term “Disqualified Equity Interests” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such definition:
“Notwithstanding the foregoing, for all purposes of this Agreement and the other Loan Documents, Equity Interests (including, for the avoidance of doubt, rights to purchase Equity Interests) issued by Holdings pursuant to or in accordance with the Permitted Rights Agreement shall not constitute Disqualified Equity Interests as a result of providing for the scheduled payments of dividends or distributions in cash (but, for the avoidance of doubt, the Equity Interests issued pursuant to or in accordance with the Permitted Rights Agreement shall constitute Disqualified Equity Interests to the extent they have any of the characteristics described in the foregoing clauses (a), (b) or (d) (other than, in the case of clause (d), Equity Interests convertible into or exchangeable for other Equity Interests that would constitute Disqualified Equity Interests solely as a result of the application of clause (c) above)).”
(c)     Section 7.02 of the Credit Agreement is hereby amended by adding the following new paragraph immediately after paragraph (t) of such Section:
“Notwithstanding the foregoing, the limitations set forth in paragraphs (h) and (m) of this Section 7.02 shall not prohibit Holdings’ entry into the Permitted Rights Agreement or, subject to the proviso in clause (ii) below, the taking of any action by Holdings or any of the Subsidiaries pursuant to or in accordance with such Permitted Rights Agreement, including (i) the issuance (by dividend or otherwise) of common stock, preferred stock or other Equity Interests of Holdings or purchase rights for the purchase of any of the foregoing; (ii) the making of Restricted Payments in respect of any Equity Interests or purchase rights described in the immediately preceding clause (i) (including the redemption of any such purchase rights); provided, that any such Restricted Payments made in the form of cash shall be subject to Section 7.02(h); and (iii) the filing of a certificate of designation or similar documentation in respect of any preferred stock or other Equity Interests of Holdings that may be issued pursuant to or in accordance with such Permitted Rights Agreement.”
SECTION 2.     Representations and Warranties. The Borrower represents and warrants to each Agent and to each of the Lenders that:

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(a)     This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)     The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date).
(c)     At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.
SECTION 3.     Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.
SECTION 4.     Effects on the Loan Documents; No Novation. (a) Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(a)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Agents under the Loan Documents, except as expressly provided herein. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)     On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement as amended hereby.

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(c)     This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(d)     This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
SECTION 5.     Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of Sections 12.09, 12.10 and 12.11 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 6.     Counterpart. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 7.     Expenses. The Borrower agrees to reimburse the Agents for its reasonable, documented and invoiced out-of-pocket expenses in connection with this Amendment to the extent required under Section 12.04 of the Credit Agreement.
SECTION 8.     Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]
SECTION 9.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

GANNETT HOLDINGS LLC
By
/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GANNETT CO., INC.
By
/s/ Ivy Hernandez
Name: Ivy Hernandez
Title: Secretary

CORTLAND PRODUCTS CORP., as Administrative Agent and Collateral Agent,
By
/s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

[Signature Page to Amendment No. 2 to Credit Agreement]
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REQUIRED LENDER SIGNATURE
PAGE TO AMENDMENT NO. 2 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2019, AMONG
GANNETT CO., INC. (FORMERLY NEW MEDIA INVESTMENT GROUP INC.), GANNETT HOLDINGS LLC
(FORMERLY ARCTIC HOLDINGS LLC), THE GUARANTORS PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, CORTLAND PRODUCTS CORP., AS COLLATERAL
AGENT, AND CORTLAND PRODUCTS
CORP., AS ADMINISTRATIVE AGENT

APOLLO CREDIT STRATEGIES MASTER FUND LTD.

By:	/s/ Tammy Jennissen Name: Tammy Jennissen Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO A-N CREDIT FUND (DELAWARE), L.P.

By:	Apollo A-N Credit Advisors (APO FC Delaware), L.P., its general partner

By:	Apollo A-N Credit Advisors (APO FC GP), LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO ATLAS MASTER FUND, LLC

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Managing Member

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO TR OPPORTUNISTIC LTD.

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]
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MPI (LONDON) LIMITED

By:	Apollo TRF MP Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO MOULTRIE CREDIT FUND,
L.P.

By:	Apollo Moultrie Credit Fund Advisors, L.P., its general partner

By:	Apollo Moultrie Capital Management, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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CADBURY MONDELEZ PENSION
TRUST LIMITED

By:	Apollo TRF CM Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO PPF OPPORTUNISTIC
CREDIT PARTNERS (LUX), SCSP

By:	Apollo PPF Credit Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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AP KENT CREDIT MASTER FUND,
L.P.

By:	AP Kent Advisors, L.P., its general partner

By:	AP Kent Advisors GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO LINCOLN FIXED INCOME
FUND, L.P.

By:	Apollo Lincoln Fixed Income Advisors (APO DC), L.P., its general partner

By:	Apollo Lincoln Fixed Income Advisors (APO DC-GP), LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO ACCORD MASTER FUND
III, L.P.

By:	Apollo Accord Advisors III, L.P., its general partner

By:	Apollo Accord Advisors GP III, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO CREDIT MASTER FUND
LTD.

By:	/s/ Guy Major Name: Guy Major Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P., its general partner

By:	Apollo Centre Street Advisors (APO DC-GP), LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO TACTICAL VALUE SPN INVESTMENTS, L.P.

By:	Apollo Tactical Value SPN Advisors (APO DC), L.P., its general partner

By:	Apollo Tactical Value SPN Capital Management (APO DC-GP), LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO CHIRON CREDIT FUND,
L.P.

By:	Apollo Chiron Advisors, L.P., its general partner

By:	Apollo Chiron Advisors GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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ATHENE ANNUITY & LIFE
ASSURANCE COMPANY

By:	Apollo Insurance Solutions Group LLC, its investment manager

By:	Apollo Capital Management, L.P., its sub-advisor

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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VENERABLE INSURANCE AND
ANNUITY COMPANY

By:	Apollo Insurance Solutions Group LLC, its investment manager

By:	Apollo Capital Management, L.P., its sub-advisor

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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AMERICAN EQUITY INVESTMENT
LIFE INSURANCE COMPANY

By:	Apollo Insurance Solutions Group LLC, its investment manager

By:	Apollo Capital Management, L.P., its sub-advisor

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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MIDLAND NATIONAL LIFE
INSURANCE COMPANY

By:	Apollo Insurance Solutions Group LLC, its investment manager

By:	Apollo Capital Management, L.P., its sub-advisor

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	Apollo Insurance Solutions Group LLC, its investment manager

By:	Apollo Capital Management, L.P., its sub-advisor

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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LIFE INSURANCE COMPANY OF
THE SOUTHWEST

By:	Apollo Insurance Solutions Group LLC, its investment manager

By:	Apollo Capital Management, L.P., its sub-advisor

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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ATHENE ANNUITY RE LTD.

By:	Apollo Insurance Solutions Group LLC, its investment manager

By:	Apollo Capital Management, L.P., its sub-advisor

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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ATHENE ANNUITY AND LIFE
COMPANY

By:	Apollo Insurance Solutions Group LLC, its investment manager

By:	Apollo Capital Management, L.P., its sub-advisor

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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ATHORA LUX INVEST S.C.SP in
respect of its compartment, Loan
Origination

By:	Apollo Management International LLP, its portfolio manager

By:	AMI (Holdings), LLC, its member

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO CREDIT FUNDS ICAV, an
Umbrella Irish Collective Asset-
Management Vehicle with Segregated
Liability between its Sub-Funds, acting in respect of its Sub-Fund, Apollo Helius
Loan Fund

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]
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AHVF CREDIT HOLDINGS I, L.P.

By:	Apollo Hybrid Value Advisors (APO FC), L.P., its general partner

By:	Apollo Hybrid Value Advisors (APO FC-GP), LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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AA DIRECT, L.P.

By:	AA Direct GP, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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ATCF S.A R.L.

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Class A Manager

By:	Name: Laurent Ricci Title: Class B Manager

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO KINGS ALLEY CREDIT SPV,
L.P.

By:	Apollo Kings Alley Credit Advisors (DC), L.P., its general partner

By:	Apollo Kings Alley Credit Advisors (DC-GP), LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO UNION STREET PARTNERS,
L.P.

By:	Apollo Union Street Advisors, L.P., its general partner

By:	Apollo Union Street Capital Management, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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AIE III INVESTMENTS, L.P.

By:	Apollo Europe Advisors III, L.P., its general partner

By:	Apollo Europe Capital Management III, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO/CAVENHAM EUROPEAN MANAGED ACCOUNT II, L.P.

By:	Apollo/Cavenham EMA Advisors II, L.P., its general partner

By:	Apollo/Cavenham EMA Capital Management II, LLC, its general partner

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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MIDCAP FUNDING XVI TRUST

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management GP, LLC its general partner

By:	/s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]
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MIDCAP FUNDING IX TRUST

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management GP, LLC its general partner

By:	/s/ Maurice Amsellem Name: Maurice Amsellem Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO CREDIT FUNDS ICAV, an
Umbrella Irish Collective Asset-
Management Vehicle with Segregated
Liability between its Sub-Funds, acting in respect of its Sub-Fund, Apollo
Opportunistic Credit Fund

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]
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APOLLO TR ENHANCED LEVERED
YIELD LLC

By:	Apollo Total Return Enhanced Management LLC, its investment manager

By:	/s/ Joseph D. Glatt Name: Joseph D. Glatt Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]
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